UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 31, 2019
WORKHORSE GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53704	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
100 Commerce Drive, Loveland, Ohio 45140
(Address of principal executive offices) (zip code)
(513) 297-3640
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	WKHS	The Nasdaq Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

On October 1, 2019, Workhorse Group Inc. (the “Company”), its wholly owned subsidiary, Surefly, Inc. (“Surefly”), and Moog Inc. (the “Purchaser”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) pursuant to which the Purchaser agreed to (i) purchase substantially all the assets of Surefly, other than (a) Surefly’s assets and intellectual property related to Surefly’s Horsefly truck-based electrically powered unmanned aerial system (the “Horsefly Assets”), (b) Surefly’s cash and cash equivalents, (c) Surefly’s insurance policies, and (d) certain pre-closing causes of action and refund rights, and (ii) assume certain liabilities of Surefly, other than certain retained liabilities, for a cash purchase price of $4.0 million. On October 31, 2019, the Company, Surefly and the Purchaser entered into an Amendment to the Purchase Agreement extending the closing date to December 2, 2019.
The foregoing summary description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Asset Purchase Agreement dated as of October 1, 2019 by and among Workhorse Group Inc., Surefly, Inc. and Moog Inc. (1)
10.2	Amendment No. 1 to the Asset Purchase Agreement dated as of October 4, 2019 by and among Workhorse Group Inc., Surefly, Inc. and Moog Inc. (1)
10.3	Amendment to the Asset Purchase Agreement dated as of October 31, 2019 by and among Workhorse Group Inc., Surefly, Inc. and Moog Inc.
104	Cover page from this Current Report on Form 8-K, formatted as Inline XBRL

(1) Incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on October 7, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKHORSE GROUP INC.

Date: November 5, 2019	By:	/s/ Paul Gaitan
	Name: Title:	Paul Gaitan Chief Financial Officer

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